UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2022 (November 15, 2022)

Cowen Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	COWN	The Nasdaq Global Market
7.75% Senior Notes Due 2023	COWNL	The Nasdaq Global Market

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 15, 2022, Cowen Inc. (the “Company”) held a special meeting of holders of shares of the Company’s common stock (the “Special Meeting”). The Company filed its definitive proxy statement (the “Proxy Statement”) for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission (the “SEC”) on October 11, 2022.

As of the close of business on September 29, 2022, the record date for the Special Meeting, there were 28,014,299 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 21,200,130 shares of the Company’s common stock was represented in person or by proxy at the Special Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1.
Proposal to adopt the Agreement and Plan of Merger, dated as of August 1, 2022 (the “Merger Agreement”), by and among The Toronto-Dominion Bank, a Canadian chartered bank (“Parent”), Crimson Holdings Acquisition Co., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and the Company (the “Merger Proposal”) as described in the Proxy Statement.

Set forth below are the voting results for the Merger Proposal, which was approved by the Company’s common stockholders, receiving the affirmative vote of approximately 75.3% of the shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,091,669	20,335	88,126	–

2.
Proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the consummation of the merger contemplated by the Merger Agreement (the “Advisory Compensation Proposal”) as described in the Proxy Statement.

Set forth below are the voting results for the Advisory Compensation Proposal, which was not approved by the Company’s common stockholders, receiving the affirmative vote of approximately 33.5% of the shares of the Company’s common stock present in person or by proxy and entitled to vote at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,105,623	12,836,679	1,257,828	–

3.
In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are insufficient votes at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”) as described in the Proxy Statement. As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

Item 8.01.	Other Events.

On November 15, 2022, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-looking Statements

This communication contains certain forward-looking statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify these statements by forward-looking terms such as “may,” “might,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “possible,” “potential,” “intend,” “seek” or “continue,” the negative of these terms and other comparable terminology or similar expressions.

These forward-looking statements represent only Company’s beliefs regarding future events (many of which, by their nature, are inherently uncertain and beyond Company’s control) and are predictions only, based on Company’s current expectations and projections about future events.  There are important factors that could cause Company’s actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, among others:

●	the parties’ ability to consummate the proposed transaction in within the expected time-frame or at all;

●
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

●	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time-frames or at all;

●	the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the Company to pay a termination fee;

●
the effect of the announcement or pendency of the proposed transaction on the Company’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, clients, vendors and others with whom it does business;

●	risks related to diverting management’s attention from the Company’s ongoing business operations; and

●	the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction.

In particular, you should consider the risks outlined under Item 1A - ”Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, and subsequent reports Company has filed with the SEC.  Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements.  Moreover, none of the Company or any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any of these forward-looking statements after the date they are made except to the extent required by applicable law.  Further disclosures that the Company makes on related subjects in additional filings with the SEC should be consulted.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated November 15, 2022, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Date: November 15, 2022	By:	/s/ Owen S. Littman
		Name:	Owen S. Littman
		Title:	General Counsel